UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22546

Clearbridge Energy Midstream Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Semi-Annual Report
May 31, 2026

CLEARBRIDGE
ENERGY MIDSTREAM OPPORTUNITY FUND
INC. (EMO)

If you need assistance accessing this content, please reach out to your sales representative or send an email to accessibility@franklintempleton.com.

Fund objective
The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

The Fund seeks to achieve its objective by investing primarily in energy midstream entities.
What’s inside

II
ClearBridge Energy Midstream Opportunity Fund Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the semi-annual report of ClearBridge Energy Midstream Opportunity Fund Inc. for the six-month reporting period ended May 31, 2026. Please read on for Fund performance information during the Fund’s reporting period.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
June 30, 2026
ClearBridge Energy Midstream Opportunity Fund Inc.

III

Performance review
For the six months ended May 31, 2026, ClearBridge Energy Midstream Opportunity Fund Inc. returned 19.20% based on its net asset value (NAV)i and 13.56% based on its New York Stock Exchange (NYSE) market price per share. The Alerian MLP Index (the Index)ii, a gauge of the total return of energy infrastructure master limited partnerships, returned 16.61% over the same time frame. The performance of the Index reflects no deduction for fees, expenses or taxes, or the impact from the use of leverage. The Fund invests both in securities structured as master limited partnerships and in corporations for federal income tax purposes, producing an asset allocation that generally differs significantly from the Index. The Fund’s higher allocation to corporations may produce differences in performance versus the Index.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the six-month period, the Fund made distributions to shareholders totaling $2.16 per share. As of May 31, 2026, the Fund estimates that all of the distributions during the period constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2026. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2026 (unaudited)
Price Per Share	6-Month Total Return**
$56.00 (NAV)	19.20%†
$49.54 (Market Price)	13.56%‡
All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
*
This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

IV
ClearBridge Energy Midstream Opportunity Fund Inc.

Looking for additional information?
The Fund is traded under the symbol “EMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XEMOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a monthly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the ClearBridge Energy Midstream Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Jane Trust, CFA
President and Chief Executive Officer
June 30, 2026
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as stock market risk, MLP and midstream entities risk, market events risk and portfolio management risk. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities and midstream entities are subject to unique risks. The Fund’s concentration of investments in energy-related MLPs and midstream entities subjects it to the risks of MLPs, midstream entities and the energy sector, including the risks of declines in energy or commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may
ClearBridge Energy Midstream Opportunity Fund Inc.

V

Performance review (cont’d)
disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in small-capitalization or illiquid securities, which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

VI
ClearBridge Energy Midstream Opportunity Fund Inc.

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of May 31, 2026
As of November 30, 2025
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
52.0
47.6
26.3
26.7
8.6
11.2
7.2
8.4
2.4
2.5
0.9
1.0
2.6
2.6
Oil, gas & consumable fuels
Diversified energy infrastructure
Gathering/processing
Oil/refined products
Natural gas transportation & storage
Liquids transportation & storage
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2026, and November 30, 2025. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited)
May 31, 2026
 ClearBridge Energy Midstream Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 68.8%
Energy — 68.8%
Oil, Gas & Consumable Fuels — 68.8%
Antero Midstream Corp.	3,305,098	$69,274,854
DT Midstream Inc.	221,110	30,950,978
Enbridge Inc.	1,444,796	79,088,133
Kinder Morgan Inc.	3,181,212	98,872,069
ONEOK Inc.	1,173,728	98,522,728
Pembina Pipeline Corp.	222,482	10,356,537
SunocoCorp LLC	460,000	30,056,400
Targa Resources Corp.	710,170	181,143,063
TC Energy Corp.	797,294	53,115,726
Williams Cos. Inc.	1,678,726	119,844,249

Total Common Stocks (Cost — $528,085,768)		771,224,737
	Shares/Units
Master Limited Partnerships — 60.2%
Diversified Energy Infrastructure — 34.8%
Energy Transfer LP	7,066,316	135,461,278
Enterprise Products Partners LP	2,378,260	87,496,185
Genesis Energy LP	2,897,883	43,555,181
Plains All American Pipeline LP	2,670,671	59,903,151
Plains GP Holdings LP, Class A Shares	2,614,816	63,670,770 *
Total Diversified Energy Infrastructure		390,086,565
Gathering/Processing — 11.4%
Hess Midstream LP, Class A Shares	746,133	27,979,988
Western Midstream Partners LP	2,332,943	100,013,266
Total Gathering/Processing		127,993,254
Liquids Transportation & Storage — 1.3%
Delek Logistics Partners LP	279,818	13,817,413
Natural Gas Transportation & Storage — 3.2%
Cheniere Energy Partners LP	611,873	36,143,338
Oil/Refined Products — 9.5%
MPLX LP	1,946,431	106,372,454

Total Master Limited Partnerships (Cost — $483,946,544)		674,413,024
Total Investments before Short-Term Investments (Cost — $1,012,032,312)		1,445,637,761
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

 ClearBridge Energy Midstream Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 3.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $38,451,818)	3.482%	38,451,818	$38,451,818 (a)
Total Investments** — 132.4% (Cost — $1,050,484,130)			1,484,089,579
Mandatory Redeemable Preferred Stock, at Liquidation Value — (6.1)%			(68,200,265)
Other Liabilities in Excess of Other Assets — (26.3)%			(295,113,263)
Total Net Assets Applicable to Common Shareholders — 100.0%			$1,120,776,051

*	Non-income producing security.
**	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.
(a)	Rate shown is one-day yield as of the end of the reporting period.
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Statement of assets and liabilities (unaudited)
May 31, 2026

Assets:
Investments, at value (Cost — $1,050,484,130)	$1,484,089,579
Cash	40
Income tax receivable	10,026,912
Excise tax receivable (Note 1(k))	2,803,112
Dividends and distributions receivable	864,059
Money market fund distributions receivable	104,049
Prepaid expenses	383,519
Total Assets	1,498,271,270
Liabilities:
Loan payable (Note 5)	184,000,000
Deferred tax liability (Note 12)	109,329,477
Mandatory Redeemable Preferred Stock ($35 liquidation value per share; 1,948,579 shares issued and outstanding) (net of deferred offering costs of $798,641) (Note 7)	67,401,624
Senior Secured Notes (net of deferred debt issuance and offering costs of $28,785) (Note 6)	14,477,421
Investment management fee payable	1,218,826
Interest and commitment fees payable	450,686
Distributions payable to Mandatory Redeemable Preferred Stockholders	182,293
Directors’ fees payable	3,118
Accrued expenses	431,774
Total Liabilities	377,495,219
Total Net Assets Applicable to Common Shareholders	$1,120,776,051
Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 20,014,627 shares issued and outstanding; 98,051,421 common shares authorized)	$20,015
Paid-in capital in excess of par value	825,346,510
Total distributable earnings (loss), net of income taxes	295,409,526
Total Net Assets Applicable to Common Shareholders	$1,120,776,051
Common Shares Outstanding	20,014,627
Net Asset Value Per Common Share	$56.00
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended May 31, 2026

Investment Income:
Dividends and distributions	$38,237,114
Return of capital (Note 1(h))	(26,366,439)
Net Dividends and Distributions	11,870,675
Money market fund distributions	376,595
Less: Foreign taxes withheld	(486,806)
Total Investment Income	11,760,464
Expenses:
Investment management fee (Note 2)	6,653,557
Interest expense (Notes 5 and 6)	4,402,029
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1(j) and 7)	2,236,172
Directors’ fees	233,390
Legal fees	226,430
Audit and tax fees	153,404
Transfer agent fees	127,829
Commitment fees (Note 5)	106,576
Shareholder reports	100,855
Amortization of preferred stock offering costs (Note 7)	97,530
Fund accounting fees	39,076
Amortization of debt issuance and offering costs (Note 6)	16,914
Rating agency fees	10,858
Franchise taxes	6,981
Stock exchange listing fees	6,240
Custody fees	5,386
Insurance	4,086
Excise tax (Notes 1(k) and 7)	(224,555)
Miscellaneous expenses	26,030
Total Expenses	14,228,788
Less: Fee waivers and/or expense reimbursements (Note 2)	(13,402)
Net Expenses	14,215,386
Net Investment Loss, before income taxes	(2,454,922)
Net current and deferred tax benefit (Note 12)	472,544
Net Investment Loss, net of income taxes	(1,982,378)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 12):
Net Realized Gain (Loss) From:
Investment transactions	5,667,835
Foreign currency transactions	7,344
Net Realized Gain, before income taxes	5,675,179
Deferred tax expense (Note 12)	(1,234,472)
Net Realized Gain, net of income taxes	4,440,707
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	231,259,930
Foreign currencies	(5,404)
Change in Net Unrealized Appreciation (Depreciation), before income taxes	231,254,526
Deferred tax expense (Note 12)	(50,413,487)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	180,841,039
Net Gain on Investments and Foreign Currency Transactions, net of income taxes	185,281,746
Increase in Net Assets Applicable to Common Shareholders From Operations	$183,299,368
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2026 (unaudited) and the Year Ended November 30, 2025	2026	2025
Operations:
Net investment loss, net of income taxes	$(1,982,378)	$(2,310,402)
Net realized gain, net of income taxes	4,440,707	21,706,599
Change in net unrealized appreciation (depreciation), net of income taxes	180,841,039	(54,880,025)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	183,299,368	(35,483,828)
Distributions to Common Shareholders From (Note 1):
Dividends	—	(15,169,627)
Return of capital	(43,231,594)	(63,088,598)
Decrease in Net Assets From Distributions to Common Shareholders	(43,231,594)	(78,258,225)
Fund Share Transactions:
Net proceeds from sale of shares from rights offering (0 and 1,824,401 shares issued, respectively) (Note 11)	(263,274)†	76,724,669 †
Excise tax refund on shares repurchased (Note 1(k))	2,578,557	—
Increase in Net Assets From Fund Share Transactions	2,315,283	76,724,669
Increase (Decrease) in Net Assets Applicable to Common Shareholders	142,383,057	(37,017,384)
Net Assets Applicable to Common Shareholders:
Beginning of period	978,392,994	1,015,410,378
End of period	$1,120,776,051	$978,392,994

†	Net of rights offering costs of $263,274 and $100,857, respectively.
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Statement of cash flows (unaudited)
For the Six Months Ended May 31, 2026

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$183,299,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(57,630,849)
Sales of portfolio securities	45,541,901
Net purchases, sales and maturities of short-term investments	(5,628,872)
Return of capital	26,366,439
Increase in dividends and distributions receivable	(132,230)
Decrease in money market fund distributions receivable	11,186
Increase in prepaid expenses	(302,497)
Increase in income tax receivable	(1,742,564)
Decrease in payable for securities purchased	(99,460)
Amortization of preferred stock offering costs	97,530
Amortization of debt issuance and offering costs	16,914
Increase in investment management fee payable	302,876
Decrease in Directors’ fees payable	(6,177)
Increase in interest and commitment fees payable	9,900
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(6,147)
Increase in deferred tax liability	50,985,037
Increase in excise tax receivable (Notes 1(k) and 7)	(224,555)
Decrease in accrued expenses	(256,639)
Net realized gain on investments	(5,667,835)
Change in net unrealized appreciation (depreciation) of investments	(231,259,930)
Net Cash Provided in Operating Activities*	3,673,396
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(50,436,860)
Proceeds from loan facility borrowings	50,000,000
Repayment of Senior Secured Notes at maturity	(2,984,588)
Additional rights offering costs	(263,274)
Net Cash Used by Financing Activities	(3,684,722)
Net Decrease in Cash and Restricted Cash	(11,326)
Cash and restricted cash at beginning of period	11,366
Cash and restricted cash at end of period	$40

*
Included in operating expenses is $4,498,705 paid for interest and commitment fees on borrowings, $2,242,319 paid for distributions to Mandatory Redeemable Preferred Stockholders and $1,932,942 paid for income taxes, net of refunds, if any.

See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Statement of cash flows (unaudited) (cont’d)
For the Six Months Ended May 31, 2026
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.
May 31, 2026
Cash	$40
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$40

Non-Cash Financing Activities:
Excise tax†	$(2,578,557)

†	Excise tax refund receivable applicable to repurchases of common stock (Note 1(k)).
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2026[1,2]	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of period	$48.88	$55.82	$38.75	$35.97	$26.53	$17.13
Income (loss) from operations:
Net investment loss	(0.10)	(0.13)	(0.51)	(0.69)	(0.43)	(0.36)
Net realized and unrealized gain (loss)	9.38	(2.12)	20.58	5.80	11.65	11.01
Total income (loss) from operations	9.28	(2.25)	20.07	5.11	11.22	10.65
Less distributions to common shareholders from:
Dividends	—	(0.81)	(3.00)	(2.37)	(1.92)	(0.54)
Return of capital	(2.16)[4]	(3.42)	—	—	—	(0.93)
Total distributions to common shareholders	(2.16)	(4.23)	(3.00)	(2.37)	(1.92)	(1.47)
Anti-dilutive impact of repurchase plan	—	—	—	0.04 [5]	0.14 [5]	0.22 [5]
Dilutive impact of rights offering	—	(0.46)[6]	—	—	—	—
Anti-dilutive impact of tender offer	—	—	0.00 [7,8]	—	—	—
Net asset value, end of period	$56.00	$48.88	$55.82	$38.75	$35.97	$26.53
Market price, end of period	$49.54	$45.55	$50.49	$34.50	$30.43	$21.65
Total return, based on NAV[9,10]	19.20%	(4.83)%[11]	53.78%[12]	15.15%	43.33%	64.18%
Total return, based on Market Price[13]	13.56%	(1.28)%	57.31%	22.27%	50.20%	82.70%
Net assets applicable to common shareholders, end of period (millions)	$1,121	$978	$1,015	$495	$465	$350
Ratios to average net assets:
Management fees	1.23%[14]	1.29%	1.34%	1.47%	1.44%	1.41%
Other expenses[15]	1.41 [14]	1.93	2.57	3.24	1.70	1.68
Subtotal[15]	2.64 [14]	3.22	3.91	4.71	3.14	3.09
Income tax expenses	4.73 [18]	— [19]	9.99	0.04	0.11	— [19]
Total gross expenses[15]	7.37 [20]	3.22 [11]	13.90 [12]	4.75 [21]	3.25	3.09
Total net expenses[15]	7.37 [20,22]	3.12 [11,22]	13.81 [12,22]	4.68 [21,22]	3.18 [22]	3.03 [22]
Net investment income (loss), net of income taxes	(0.33)[20]	(0.25)[11]	(1.13)[12]	(2.00)	(1.31)	(1.43)
Portfolio turnover rate	3%	14%	158%	91%	60%	37%
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Financial highlights (cont’d)
For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2026[1,2]	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$198,506	$151,491	$227,518	$165,327	$152,302	$124,104
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[23]	699%	791%	587%	431%	439%	417%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[23]	$6,990	$7,909	$5,869	$4,311	$4,391	$4,170
Weighted Average Loan and Debt Issuance (000s)	$185,362	$189,422	$144,089	$158,676	$148,414	$95,983
Weighted Average Interest Rate on Loan and Debt Issuance	4.70%	5.10%	5.82%	5.67%	2.87%	2.48%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$68,200	$68,200	$92,400	$51,900	$51,900	$43,100
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[25]	520%	545%	417%	328%	328%	309%
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[25]	—	—	—	$328,102	$327,511	$309,498
Asset Coverage, per $35 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[25]	$182	$191	$146	—	—	—
Asset Coverage, per $30 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[25]	—	—	—	$98	$98	—
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,3]	2019[1,3]	2018[1,3]	2017[1,3]	2016[1,3]
Net asset value, beginning of period	$43.75	$51.35	$56.85	$69.20	$76.25
Income (loss) from operations:
Net investment income (loss)	(1.07)	(0.70)	0.30	(1.00)	(2.00)
Net realized and unrealized gain (loss)	(23.54)	(2.30)	0.60 †	(4.95)	1.35
Total income (loss) from operations	(24.61)	(3.00)	0.90	(5.95)	(0.65)
Less distributions to common shareholders from:
Dividends	—	(1.70)	(1.60)	—	—
Return of capital	(2.13)	(2.90)	(4.80)	(6.40)	(6.40)
Total distributions to common shareholders	(2.13)	(4.60)	(6.40)	(6.40)	(6.40)
Anti-dilutive impact of repurchase plan	0.12 [5]	—	—	—	—
Dilutive impact of rights offering	—	—	—	—	—
Anti-dilutive impact of tender offer	—	—	—	—	—
Net asset value, end of period	$17.13	$43.75	$51.35	$56.85	$69.20
Market price, end of period	$12.70	$38.10	$46.15	$52.35	$64.15
Total return, based on NAV[9,10]	(57.35)%	(6.57)%	0.67%	(9.34)%	0.68%
Total return, based on Market Price[13]	(62.74)%	(8.15)%	(0.87)%	(9.54)%	(2.83)%
Net assets applicable to common shareholders, end of period (millions)	$238	$628	$736	$355	$432
Ratios to average net assets:
Management fees	1.52%	1.50%	1.49%	1.43%	1.43%
Other expenses[15]	3.65 [16]	2.16	2.12	1.72	2.65 [17]
Subtotal[15]	5.17 [16]	3.66	3.61	3.15	4.08 [17]
Income tax expenses	1.32	— [19]	— [19]	— [19]	0.10
Total gross expenses[15]	6.49 [16]	3.66	3.61	3.15	4.18 [17]
Total net expenses[15]	6.42 [16,22]	3.59 [22]	3.60 [22]	3.15	4.18 [17]
Net investment income (loss), net of income taxes	(4.71)[16]	(1.37)	0.52	(1.45)	(3.12)[17]
Portfolio turnover rate	19%	29%	14%	16%	23%
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Financial highlights (cont’d)
For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,3]	2019[1,3]	2018[1,3]	2017[1,3]	2016[1,3]
Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$55,104	$278,500	$343,000	$158,000	$147,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[23]	609%	343%	329%	339%	409%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[23]	$6,094	$3,426	$3,286	$3,390	$4,093
Weighted Average Loan and Debt Issuance (000s)	$122,617	$318,462	$163,197	$157,819	$137,883
Weighted Average Interest Rate on Loan and Debt Issuance	6.14%[24]	3.83%	3.51%	3.32%	4.38%[24]
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$43,100	$48,000	$48,000	$23,000	$23,000
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[25]	342%	292%	288%	296%	354%
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[25]	$341,958	$292,258	$288,277	$295,913	$353,918
Asset Coverage, per $35 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[25]	—	—	—	—	—
Asset Coverage, per $30 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[25]	—	—	—	—	—

See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

†
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended May 31, 2026 (unaudited).
[3]	On July 28, 2020, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.
[4]
The actual source of the Fund’s current fiscal year distributions may be from dividends, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]
The repurchase plan was completed at an average repurchase price of $28.70 for 130,000 shares and $3,730,554 for the year ended November 30, 2023, $25.30 for 284,640 shares and $7,201,095 for the year ended November 30, 2022,
$17.25 for 665,383 shares and $11,481,173 for the year ended November 30, 2021 and $9.32 for 579,300 shares and
$5,398,982 for the year ended November 30, 2020.

[6]	The rights offering was completed at a price of $42.11 for 1,824,401 shares and $76,825,526 for the year ended November 30, 2025.
[7]	Amount represents less than $0.005 or greater than $(0.005) per share.
[8]	The tender offer was completed at a price of $44.45 for 6,393,645 shares and $284,197,520 for the year ended November 30, 2024.
[9]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[11]
Ratios and total return for the year ended November 30, 2025, include certain non-recurring fees incurred by the Fund during the period. Without these items, the gross and net expense ratios and the net investment loss ratio would have been 3.17%, 3.07% and (0.19)%, respectively, and total return based on NAV would have been (4.77)%.

[12]
Ratios and total return for the year ended November 30, 2024, include certain non-recurring fees incurred by the Fund during the period. Without these items, the gross and net expense ratios and the net investment loss ratio would have been 13.69%, 13.60% and (0.98)%, respectively, and total return based on NAV would have been 53.92%.

[13]
The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[14]	Annualized.
[15]
Includes expenses related to borrowings of 1.27%, 1.65%, 2.12%, 2.72%, 1.47%, 1.39%, 3.36%, 2.03%, 1.84%,
1.54% and 2.39%, for the six months ended May 31, 2026, and years ended November 30, 2025, 2024, 2023, 2022,
2021, 2020, 2019, 2018, 2017 and 2016, respectively.

[16]
Includes non-recurring prepayment penalties, the write-off of debt issuance and offering costs and the write-off of preferred stock offering costs recognized during the period totaling 0.92% of average net assets.

[17]	Includes non-recurring prepayment penalties and the write-off of debt issuance and offering costs recognized during the period totaling 0.66% of average net assets.
[18]	Not annualized.
[19]
For the years ended November 30, 2025, 2021, 2019, 2018 and 2017, the net income tax benefit was 1.10%, 0.19%,
0.88%, 3.08% and 4.20%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.

[20]	Annualized, except for income tax expenses.
[21]
Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.57% and 4.49%, respectively.

[22]	Reflects fee waivers and/or expense reimbursements.
[23]
Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

[24]	Includes prepayment penalties recognized during the period.
[25]
Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited)
1. Organization and significant accounting policies
ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors (the “Board”) authorized 98,051,421 shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.
The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$771,224,737	—	—	$771,224,737
Master Limited Partnerships	674,413,024	—	—	674,413,024
Total Long-Term Investments	1,445,637,761	—	—	1,445,637,761
Short-Term Investments†	38,451,818	—	—	38,451,818
Total Investments	$1,484,089,579	—	—	$1,484,089,579

†	See Schedule of Investments for additional detailed categorizations.
(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

value (i.e., $35 per outstanding share) of the Mandatory Redeemable Preferred Stock (“MRPS”)), net of income taxes, by the total number of shares of common stock outstanding.
(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(f) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.
(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

(h) Return of capital estimates.  Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
For the six months ended May 31, 2026, the Fund estimated that approximately 68% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $25,936,081 of dividends and distributions received from its investments.
Additionally, the Fund updated the return of capital estimates from the year ended November 30, 2025 based on actual amounts subsequently reported to the Fund. This resulted in a decrease of $430,358 in net dividends and distributions received from investments.
(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
(j) Distributions to shareholders. Distributions to common shareholders are declared quarterly and paid on a monthly basis, and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income), distribution (return of capital) or combination of both. This estimate is based on the Fund’s operating results during the period. The Fund anticipates that 100% of its current period distributions will be comprised of return of capital. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
Distributions to holders of MRPS are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current period distributions to the MRPS shareholders will be treated as return of capital. The actual tax characterization of the MRPS distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
The tax character of the distributions for common and MRPS shareholders was 19% and 100% dividend income, respectively, for the year ended November 30, 2025.
(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as a dividend receivable in the Statement of Assets and Liabilities and dividend income in the Statement of Operations. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment.
Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by management of the Fund based on FASB, Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.
A 1% non-deductible excise tax is imposed on the aggregate fair market value of stock repurchased by the Fund during a taxable year, subject to certain adjustments. The excise tax is applicable for repurchases after December 31, 2022 and applies to both common stock (open market and tender offers) and MRPS redemptions.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

During the current period, the Fund recorded a receivable of $2,857,557 for a refund of stock repurchase excise tax. Based on final Treasury regulations issued in late 2025, the Fund concluded that no excise tax was due for the year ended November 30, 2024 and filed an amended return requesting a refund of the amount previously remitted.
For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and gains allocable from the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the current and deferred tax liabilities.
The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2021 through 2025 tax years remain open and subject to examination by tax jurisdictions.
(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Total Distributable Earnings (Loss), Net of Income Taxes	Paid-in Capital in Excess of Par Value
(a)	$(12,464)	$12,464
(a)
Reclassifications are due to the expiration of a capital loss carryforward.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. FTFA and ClearBridge are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
Under the investment management agreement, the Fund pays FTFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.
FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
An investment management fee waiver of 0.05% was implemented in connection with the reorganization effective September 9, 2024 for a one-year period or for as long as necessary to ensure the Fund only bears one half of the merger-related expenses, which continued through December 8, 2025.
During the six months ended May 31, 2026, fees waived and/or expenses reimbursed amounted to $13,402.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the six months ended May 31, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$57,630,849
Sales	45,541,901
4. Derivative instruments and hedging activities
During the six months ended May 31, 2026, the Fund did not invest in derivative instruments.
5. Loan
The Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $250,000,000 effective December 10, 2025 ($305,000,000 prior to December 10, 2025). The Credit Agreement is subject to a scheduled commitment termination date of December 9, 2026 (previously, December 10, 2025). The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of the current commitment amount. The interest on the loan is calculated at a variable rate based on adjusted Term SOFR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

borrowing under the agreement. For the six months ended May 31, 2026, the Fund incurred commitment fees and interest expense of $106,576 and $4,083,191, respectively, related to the Credit Agreement. For the six months ended May 31, 2026, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $168,395,604 and the weighted average interest rate was 4.80%. At May 31, 2026, the Fund had $184,000,000 of borrowings outstanding per the Credit Agreement.
6. Senior secured notes
At May 31, 2026, the Fund had $14,506,206 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense related to the Senior Notes for the six months ended May 31, 2026 was $318,838. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge and are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).
On April 30, 2026, Series L Senior Notes in the amount of $2,984,588 matured.
The table below summarizes the key terms of each series of Senior Notes at May 31, 2026.

Security	Amount	Rate	Maturity	Estimated Fair Value
Senior secured notes:
Series E	$950,483	3.76%	August 26, 2026	$938,642
Series J	2,363,520	3.76%	August 26, 2026	2,334,074
Series N	4,663,418	3.56%	June 11, 2027	4,592,098
Series O	6,528,785	3.76%	June 11, 2030	6,120,635
	$14,506,206			$13,985,449
The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.
7. Mandatory redeemable preferred stock
At May 31, 2026, the Fund had 1,948,579 shares of fixed rate MRPS outstanding with an aggregate liquidation value of $68,200,265. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.
During the six months ended May 31, 2026, the Fund accrued $54,445 of excise tax applicable to MRPS series mandatory redemptions that are scheduled for fiscal year 2026.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
The table below summarizes the key terms of each series of the MRPS at May 31, 2026.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series J	7/23/2026	4.55%	200,001	$35	$7,000,035	$6,932,533
Series L	11/17/2032	7.28%	485,719	35	17,000,165	17,759,769
Series M	11/17/2029	7.12%	314,286	35	11,000,010	11,344,315
Series P	6/11/2027	4.26%	234,286	35	8,200,010	8,090,716
Series Q	11/17/2029	7.12%	428,572	35	15,000,020	15,469,528
Series R	11/17/2032	7.28%	285,715	35	10,000,025	10,446,848
					$68,200,265	$70,043,709
The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.
Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by a nationally recognized statistical ratings organization (“NRSRO”) then providing a rating, the applicable dividend rate will increase by 0.5% to 4.0% according to a predetermined schedule.
The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or, if applicable, is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption and penalties under certain provisions.
The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and, if applicable, rating agency requirements.
The holders of each series of the MRPS have one vote for every $35 of liquidation preference held, i.e., one vote per share. Holders of MRPS vote together with the holders of common stock of the Fund as a single class, except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

8. Distributions to common shareholders subsequent to May 31, 2026
The following distributions to common shareholders have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2026	6/30/2026	$0.3600
7/24/2026	7/31/2026	$0.3600
8/24/2026	8/31/2026	$0.3600
9. Stock repurchase program
On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. On July 29, 2022, the Fund announced that the Board had authorized the amendment of the Fund’s repurchase program under which the Fund may continue to repurchase in the open market up to an additional 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to continue to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.
During the six months ended May 31, 2026, and the year ended November 30, 2025, the Fund did not repurchase any shares under this repurchase program.

Since the commencement of the stock repurchase program through May 31, 2026, the Fund repurchased 1,659,323 shares or 10.85% of its common shares outstanding for a total amount of $27,811,805.
10. Capital shares
The Fund filed a registration statement with the Securities and Exchange Commission (“SEC”), effective August 14, 2025, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $400,000,000 (“Shelf Registration”). On February 9, 2026, the Fund entered into a distribution agreement (“Distribution Agreement”) with Franklin Distributors, LLC (“Distributor”), an affiliate of FTFA, to provide for distribution of the Fund’s shares of common stock. The Distributor entered into a sub-placement agreement, dated February 9, 2026 (“Sub-Placement Agent Agreement”), with UBS Securities LLC with respect to the Fund relating to common stock offered by a prospectus supplement filed by the Fund with the SEC on February 9, 2026. Under this equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
from the sale of shares on the Statement of Changes in Net Assets, if applicable. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the fiscal period ended May 31, 2026, there were no shares sold under the Sub-Placement Agent Agreement.
11. Rights offering
On September 2, 2025, the Fund announced that the Board had approved a transferable rights offering (the “Offer”) to common stockholders to purchase additional shares of common stock of the Fund. Each stockholder was entitled to receive one transferable right (the “Right”) for each share of common stock held on September 12, 2025 (the “Record Date”). Three Rights were required to purchase one additional share of common stock; however, stockholders who held fewer than three shares of common stock on the Record Date were entitled to subscribe for one additional share of common stock. Fractional shares were not issued upon the exercise of the Rights. The Offer expired at 5:00 PM Eastern Time on October 10, 2025 (the “Expiration Date”). The final subscription price per share of common stock (the “Subscription Price”) was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the Expiration Date and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. The Subscription Price per share of common stock was $42.11, which was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on the Expiration Date. The Offer resulted in the issuance of 1,824,401 shares of common stock and gross proceeds of $76,825,526. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $100,857. The shares of common stock subscribed were issued on October 17, 2025.
For the six months ended May 31, 2026, the Fund incurred net offering costs of $263,274.
12. Income taxes
The Fund’s current and deferred income tax provisions for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Gain	Change in Net Unrealized Appreciation	Total
Current tax expense (benefit)	$190,378	—	—	$190,378
Deferred tax expense (benefit)	(662,922)	$1,234,472	$50,413,487	50,985,037
Total tax expense (benefit)	$(472,544)	$1,234,472	$50,413,487	$51,175,415

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

The Fund’s federal and state income tax provisions consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$190,378	—	$190,378
Deferred tax expense (benefit)	49,126,857	$1,858,180	50,985,037
Total tax expense (benefit)	$49,317,235	$1,858,180	$51,175,415
Total income taxes have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 0.8%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).
The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	21.00%	$49,239,704
State taxes, net of federal tax benefit	0.80%	1,875,798
Non-deductible distributions on MRPS, dividends received deduction and other, net (federal and state)	0.03%	62,630
Expiration of capital loss carryforward	0.00%	(2,717)
Total tax expense (benefit)	21.83%	$51,175,415
Components of the Fund’s net deferred tax asset (liability) as of May 31, 2026 are as follows:

Deferred tax assets
Net operating loss carryforward	$11,526,042
Wash sale loss deferrals	1,381,469
Other deferred tax assets	557,698
Deferred tax liabilities
Unrealized gains on investment securities	(94,525,220)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(28,092,008)
Net deferred tax asset (liability) before valuation allowance	(109,152,019)
Less: Valuation allowance	(177,458)
Total net deferred tax asset (liability)	$(109,329,477)
At May 31, 2026, the Fund had federal and state net operating loss carryforwards of $44,214,072 and $49,977,069 (net of state apportionment), respectively (deferred tax asset of $11,526,042). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforward is dependent, in part, on generating sufficient taxable income in each respective jurisdiction prior to expiration of the loss carryforward. If not utilized, the
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
state net operating loss carryforwards either expire in tax years between 2026 and 2045 or have an indefinite carryforward. The federal net operating loss carryforward does not have an expiration.
The amount of net operating loss and capital loss carryforwards differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year. This also resulted in the reduction of expiration of capital loss carryforwards available from previous years of $12,464.
Although the Fund currently has a net deferred tax liability, management periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. Note 1(k) describes the assessment required under ASC 740 to determine whether a valuation allowance for deferred tax assets is necessary using a more likely than not standard of realizability. Based on that assessment, management has determined that a valuation allowance on select state net operating loss carryforward deferred tax assets is appropriate at this time. The valuation allowance recorded as of May 31, 2026 is based on estimates of information currently available. If management determines a change in valuation allowance is required under ASC 740 once estimated information becomes available, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.
At May 31, 2026, the cost basis of investments for Federal income tax purposes was $914,555,004. At May 31, 2026, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$569,534,575
Gross unrealized depreciation	—
Net unrealized appreciation (depreciation) before tax	$569,534,575
Net unrealized appreciation (depreciation) after tax	$445,376,038
13. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and

ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
14. Regulatory update
On July 4, 2025, President Trump signed the One Big Beautiful Bill Act (“the Act”) into law. Among other provisions, the Act makes permanent several taxpayer-favorable provisions originally enacted under the 2017 Tax Cuts and Jobs Act, including 100% bonus depreciation and modifications to the business interest expense limitation. The Act also introduces a new 1% floor on the deductibility of charitable contributions and expands the scope of qualifying income-generating activities for MLPs. These provisions have various effective dates. Management is currently evaluating the potential impact of the Act on the Fund’s financial position and results of operations.
ClearBridge Energy Midstream Opportunity Fund Inc. 2026 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and ClearBridge Investments, LLC (the “Sub-Adviser”), an affiliate of the Manager, with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 12-13, 2026, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.
At an in-person meeting held on April 24, 2026, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end Funds, including the Fund, received to date. No representatives of the Manager

ClearBridge Energy Midstream Opportunity Fund Inc.

or the Sub-Adviser participated in this meeting. Following the April 24, 2026 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser pursuant to the Sub-Advisory Agreement.
Board Approval of Management Agreement and Sub-Advisory Agreement
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Directors considered the Management Agreement and Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Adviser in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreement. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Adviser
ClearBridge Energy Midstream Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Adviser, and of the undertakings required of the Manager and Sub-Adviser in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Adviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Adviser and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Adviser’s risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Adviser’s portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Adviser. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

ClearBridge Energy Midstream Opportunity Fund Inc.

Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end energy MLP funds classified by Broadridge, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 3- and 5-year periods ended December 31, 2025, and was below the median for the 1- and 10-year periods ended December 31, 2025. The Board noted the explanations from the Manager and the Sub-Adviser regarding the Fund’s relative performance versus the Performance Universe for the various periods.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to the Sub-Adviser under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
ClearBridge Energy Midstream Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s actual total expenses with those of funds in an expense group, as well as a broader group of funds (the “Expense Universe”), each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was equal to the Expense Universe median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was below the Expense Universe median based on both common share assets and total managed assets, which includes common share and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were below the Expense Universe median based on both common share assets and total managed assets. The Board took into account management’s discussion of the Fund’s expenses.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.
The Board considered the overall management fee, the fees of the Sub-Adviser and the amount of the management fee retained by the Manager after payment of the Sub-Advisory Fee in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fee were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.

ClearBridge Energy Midstream Opportunity Fund Inc.

Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2025 and September 30, 2024. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. In response to the Board’s request, the Manager provided and the Board reviewed information comparing the profitability of Franklin Resources, Inc. with that of publicly traded peer fund management companies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Adviser. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund, it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Adviser’s profitability and the costs of the Sub-Adviser’s provision of services, the Board did not consider the potential for economies of scale in the Sub-Adviser’s management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreement.
Other Benefits to the Manager and the Sub-Adviser
The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Adviser to the Fund, the Board considered that the ancillary benefits received by the Manager and its affiliates, including the Sub-Adviser, were reasonable.
ClearBridge Energy Midstream Opportunity Fund Inc.

Additional shareholder information (unaudited)
Results of annual meeting of shareholders
The Annual Meeting of Shareholders of ClearBridge Energy Midstream Opportunity Fund Inc. was held on April 17, 2026, for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of Directors
Nominees	Common Shares and Preferred Shares, voting together, Voted FOR Election	Common Shares and Preferred Shares, voting together, WITHHELD	Common Shares and Preferred Shares, voting together, ABSTAIN	Preferred Shares, Voted FOR Election	Preferred Shares, WITHHELD	Preferred Shares, ABSTAIN
Robert D. Agdern	15,183,492	1,504,528	146,581	—	—	—
Eileen A. Kamerick	—	—	—	1,142,862	0	0
Peter Mason	16,469,311	213,585	151,705	—	—	—
At the Meeting, Ms. Kamerick and Messrs. Agdern and Mason were each duly elected by the shareholders to serve as Class III Directors of the Fund until the 2029 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified or until their resignation or are otherwise removed.
At May 31, 2026, in addition to Ms. Kamerick and Messrs. Agdern and Mason, the other Directors of the Fund were as follows:
Carol L. Colman, CFA
Anthony Grillo
Nisha Kumar
Hillary A. Sale
Jane Trust, CFA
Ratification of Selection of Independent Registered Public Accountants
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ending November 30, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,893,305	1,844,085	97,211	N/A

ClearBridge Energy Midstream Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
ClearBridge Energy Midstream Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

ClearBridge Energy Midstream Opportunity Fund Inc.

(This page intentionally left blank.)

(This page intentionally left blank.)

ClearBridge
Energy Midstream Opportunity Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
ClearBridge Energy Midstream Opportunity Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadviser
ClearBridge Investments, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
EMO

ClearBridge Energy Midstream Opportunity Fund Inc.
ClearBridge Energy Midstream Opportunity Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of ClearBridge Energy Midstream Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90813-S 7/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “principal executive officer” and “principal financial officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clearbridge Energy Midstream Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 30, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 30, 2026